EXHIBIT 99.2
FANNIE MAE
MONTHLY SUMMARY
NOVEMBER 2005
HIGHLIGHTS FOR NOVEMBER INCLUDE:

•	Fannie Mae’s book of business grew at a compound annualized rate of 2.9 percent in November, while the mortgage portfolio declined at a 2.8 percent compound annualized rate.

•	Total business volume rose to $52.0 billion from $51.3 billion the previous month.

•	Portfolio purchases rose to $16.0 billion in November from $10.1 billion the previous month, while net retained commitments rose to $20.8 billion, as investment spreads widened modestly and portfolio sales declined.

•	Lender-originated MBS issues were $37.8 billion. Outstanding MBS grew at a 5.6 percent compound annualized rate in November.

•	The conventional single-family delinquency rate (90 days or more delinquent) rose three basis points in October to 0.64 percent. The multifamily delinquency rate (60 days or more delinquent) rose fifteen basis points to 0.24 percent as we started to see delinquencies on Gulf Coast properties.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged zero months in November.
MORTGAGE MARKET HIGHLIGHTS:

•	Total residential mortgage debt outstanding grew at a compound annualized rate of 15.2 percent during the third quarter of 2005 to $9.5 trillion.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/
December 2004	$904,555	(10.1%)	$1,402,761	8.5%	$2,307,316	0.8%
Full year 2004	$904,555	0.7%	$1,402,761	7.9%	$2,307,316	4.9%

January 2005	$890,834	(16.8%)	$1,416,038	12.0%	$2,306,871	(0.2%)
February 2005	875,245	(19.1%)	1,430,825	13.3%	2,306,070	(0.4%)
March 2005	864,648	(13.6%)	1,441,003	8.9%	2,305,652	(0.2%)
April 2005	851,936	(16.3%)	1,445,353	3.7%	2,297,288	(4.3%)
May 2005	828,079	(28.9%)	1,464,884	17.5%	2,292,963	(2.2%)
June 2005	808,225	(25.3%)	1,485,149	17.9%	2,293,374	0.2%
July 2005	788,786	(25.3%)	1,498,717	11.5%	2,287,503	(3.0%)
August 2005	768,280	(27.1%)	1,520,943	19.3%	2,289,223	0.9%
September 2005	727,824	(47.8%)	1,573,810	50.7%	2,301,634	6.7%
October 2005	717,254	(16.1%)	1,587,014	10.6%	2,304,268	1.4%
November 2005	715,532	(2.8%)	1,594,277	5.6%	2,309,808	2.9%
YTD 2005	$715,532	(22.6%)	$1,594,277	15.0%	$2,309,808	0.1%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
		Fannie Mae	MBS Issues
	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues 5/	Purchases 6/	by Others	Purchases	Volume
December 2004	$39,375	$1,642	$37,732	$13,016	$50,748
Full year 2004	$527,146	$64,604	$462,542	$262,647	$725,189

January 2005	$37,457	$451	$37,006	$11,095	$48,101
February 2005	31,259	538	30,721	9,446	40,167
March 2005	31,493	326	31,166	11,206	42,372
April 2005	36,838	429	36,409	8,865	45,274
May 2005	34,343	219	34,124	11,198	45,322
June 2005	40,039	210	39,829	8,964	48,793
July 2005	43,344	207	43,138	9,365	52,502
August 2005	46,540	176	46,363	11,564	57,927
September 2005	61,013	410	60,603	10,021	70,625
October 2005	41,563	446	41,117	10,136	51,253
November 2005	37,818	1,823	35,995	16,021	52,016
YTD 2005	$441,707	$5,234	$436,472	$117,880	$554,352

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

				Mortgage
	Net Retained			Portfolio
	Commitments 7/	Purchases	Purchase Yield 8/	Sales
December 2004	$9,330	$13,016	4.71%	$1,653
Full year 2004	$256,144	$262,647	4.22%	$16,449

January 2005	$797	$11,095	4.40%	$6,360
February 2005	3,099	9,446	4.73%	9,539
March 2005	10,587	11,206	4.79%	4,806
April 2005	5,654	8,865	5.04%	1,680
May 2005	(8,131)	11,198	4.99%	17,812
June 2005	(2,339)	8,964	5.33%	10,350
July 2005	4,636	9,365	5.43%	9,288
August 2005	(20,964)	11,564	5.27%	12,507
September 2005	477	10,021	5.44%	31,071
October 2005	8,785	10,136	5.50%	4,437
November 2005	20,758	16,021	5.17%	2,571
YTD 2005	$23,359	$117,880	5.09%	$110,419

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $338 billion of Fannie Mae MBS as of November 30, 2005.
3/	MBS held by investors other than Fannie Mae’s portfolio.
4/	Growth rates are compounded.
5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $2,650 million in November 2005.
6/	Included in total portfolio purchases.
7/	Represents commitments to purchase, net of commitments to sell, entered into during the month, including any modifications to original amounts.
8/	Calculated as commitment yield for single-family loans, pass-thru rate for multifamily loans and coupon divided by price for securities. Yields are presented on a taxable-equivalent basis.
Numbers may not sum due to rounding.

LIQUIDATIONS ($ in Millions) 1/					DELINQUENCY RATES
	Mortgage Portfolio		Outstanding MBS		Single-family Conventional 2/			Multifamily
	Liquidations		Liquidations		Non-Credit	Credit
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
December 2004	$19,449	25.69%	$29,779	25.56%	0.33%	1.84%	0.63%	0.10%
Full year 2004	$240,201	26.87%	$374,688	27.58%

January 2005	$18,480	24.70%	$30,063	25.60%	0.35%	1.88%	0.65%	0.10%
February 2005	15,545	21.13%	24,107	20.32%	0.34%	1.84%	0.64%	0.10%
March 2005	17,049	23.52%	24,956	20.86%	0.31%	1.72%	0.59%	0.09%
April 2005	19,899	27.82%	33,740	28.05%	0.30%	1.68%	0.57%	0.10%
May 2005	17,301	24.72%	27,844	22.96%	0.30%	1.68%	0.57%	0.10%
June 2005	18,502	27.14%	29,243	23.79%	0.30%	1.69%	0.57%	0.10%
July 2005	19,575	29.42%	34,429	27.69%	0.32%	1.74%	0.59%	0.08%
August 2005	19,624	30.25%	34,976	27.80%	0.32%	1.76%	0.59%	0.08%
September 2005	19,468	31.23%	37,036	28.72%	0.33%	1.78%	0.61%	0.09%
October 2005	16,407	27.25%	32,350	24.56%	0.35%	1.86%	0.64%	0.24%
November 2005	15,247	25.54%	31,156	23.50%
YTD 2005	$197,097	26.49%	$339,901	24.91%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
December 2004	$904,200	$58,877	$963,077
Full year 2004	$886,699	$67,510	$954,208

January 2005	$891,533	$66,667	$958,200
February 2005	878,378	54,626	933,003
March 2005	863,662	65,330	928,992
April 2005	851,828	58,269	910,097
May 2005	836,441	55,479	891,920
June 2005	813,466	59,072	872,538
July 2005	792,532	55,114	847,645
August 2005	772,579	65,081	837,660
September 2005	743,061	61,103	804,164
October 2005	714,704	51,725	766,429
November 2005	705,703	54,278	759,981
YTD 2005	$805,808	$58,795	$864,603

INTEREST RATE RISK DISCLOSURE

Effective
Duration Gap 7/
(in months)

December 2004	-1
January 2005	-1
February 2005	0
March 2005	1
April 2005	-1
May 2005	-1
June 2005	0
July 2005	1
August 2005	0
September 2005	1
October 2005	1
November 2005	0

1/	Represents unpaid principal balance.
2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and/or other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans and securities 60 days or more past due and is calculated based on mortgage credit book of business.
7/	The duration gap is a weighted average for the month. Since October 2005, we have included non-mortgage assets and liabilities in the duration gap calculation. Our portfolio duration gap calculation excludes any interest rate sensitivity of the guarantee business.

Numbers may not sum due to rounding.

In connection with the pending re-audit and restatement of Fannie Mae’s previously published financial statements, management is undertaking a comprehensive review of Fannie Mae’s accounting routines and controls, financial reporting process and the application of generally accepted accounting principles. While most of the information contained in this summary is not derived from Fannie Mae’s financial statements, we expect that some of this information will be impacted by the re-audit and restatement. Management believes that the information may be useful to investors for comparing current business activities with those of prior periods and for reviewing trends in our business, notwithstanding that information may change, perhaps materially, from what is reported herein. Issues under review that will cause some of this information to change include those related to securities accounting, loan accounting, consolidation and amortization. More information regarding the re-audit and restatement may be found in Form 8-Ks Fannie Mae filed with the Securities and Exchange Commission on December 22, 2004, March 18, 2005, May 11, 2005, August 9, 2005 and November 10, 2005.
For more information about Fannie Mae, please visit www.fanniemae.com or contact us at (202) 752-7115.